Exhibit 10.2
FIRST AMENDMENT AGREEMENT dated as of August 23, 2022 (this “Agreement”), to the Fifth Amended and Restated Credit Agreement dated as of July 15, 2022 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Amended Credit Agreement”), among TPG Operating Group II, L.P. (the “Company”), TPG Operating Group I, L.P., TPG Holdings II Sub, L.P., TPG Operating Group III, L.P., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS the Company has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein and each of the Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement, as the context may require.
SECTION 2.Amendment of Existing Credit Agreement. Effective as of the Amendment Effective Date:
(a)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:
“First Adjustment Date” has the meaning assigned to such term in the definition of “Applicable Rate”.
“First Amendment” means the First Amendment Agreement dated as of August 23, 2022, among the Company, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” has the meaning assigned to the term “Amendment Effective Date” in the First Amendment.
(b)Section 1.01 of the Existing Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety to provide as follows:
“Applicable Rate” means, for any day from and including the First Amendment Effective Date, with respect to the commitment fees payable hereunder, or with respect to (a) any Term Benchmark Loan or SONIA Loan or (b) any Base Rate Loan, as the case may be, the applicable rate per annum set forth below under the caption, “Commitment Fee Rate”, “Term Benchmark / SONIA Revolving Margin” or “Base Rate Revolving Margin”, as the case may be, based upon the Category that applies on such day:

	Borrower Rating by S&P or Moody’s	Commitment Fee Rate	Term Benchmark / SONIA Revolving Margin	Base Rate Revolving Margin
Category 1	A+ or A1 or better	0.060%	0.750%	0%
Category 2	At least A or A2 but lower than A+ or A1	0.080%	0.875%	0%
Category 3	At least A- or A3 but lower than A or A2	0.100%	1.000%	0%
Category 4	At least BBB+ or Baa1 but lower than A- or A3	0.125%	1.125%	0.125%
Category 5	Lower than BBB+ and Baa1 or not rated	0.150%	1.250%	0.250%

For purposes of determining the foregoing: (a) during any period during which there is an Event of Default, or, subject to the proviso below, neither of the Rating Agencies has in effect a Rating (including, without limitation, as a result of the ParentCos’ failure to maintain a Rating), or in which the Loan Parties shall be in Default of their obligations under Section 6.05(d), then, in each case, the Applicable Rate shall be determined by reference to Category 5; (b) during any period in which only one of the Rating Agencies has in effect a Rating or in which both of the Rating Agencies have in effect the same Rating, the Applicable Rate shall be determined by reference to the Category in which such Rating falls; (c) during any period in which both Rating Agencies have in effect a Rating and such Ratings fall within different Categories, the Applicable Rate shall be determined by reference to the Category in which the higher Rating falls, unless one of the Ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two Ratings; and (d) if the Ratings established or deemed to have been established by a Rating Agency shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders; provided that, notwithstanding the foregoing, during any period beginning on and including the First Amendment Effective Date and ending on the first date on which at least one of the Rating Agencies has in effect a Rating, (x) until the date on which financial statements and the related compliance certificate have been delivered for the fiscal quarter ending September 30, 2022, pursuant to Sections 6.04(b) and (c) (such date, the “First Adjustment Date”), the Applicable Rate shall be determined by reference to Category 3 in the grid set forth below, (y) from and after the First Adjustment Date, the Applicable Rate shall be determined by reference to the Category in which the Leverage Ratio as of the end of the most recent fiscal quarter in respect of which financial statements and the related compliance certificate have been delivered pursuant to Section 6.04(a) or (b) and Section 6.04(c), as applicable, falls in the grid set forth below and (z) if the Company fails to deliver the financial statements required to be delivered pursuant to Section 6.04(a) or (b) or any related compliance certificate required to be delivered pursuant to Section 6.04(c), in each case within the time periods specified herein for such delivery, during
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the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof the Applicable Rate shall be determined by reference to Category 5 in the grid set forth below.

	Leverage Ratio	Commitment Fee Rate	Term Benchmark / SONIA Revolving Margin	Base Rate Revolving Margin
Category 1	N/A	N/A	N/A	N/A
Category 2	N/A	N/A	N/A	N/A
Category 3	≤ 1.5	0.100%	1.000%	0%
Category 4	≤ 2.5 but > 1.5	0.125%	1.125%	0.125%
Category 5	> 2.5	0.150%	1.250%	0.250%

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any Rating Agency shall cease to be in the business of rating corporate obligors, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.
“Rating” means the rating that has been most recently publicly announced by S&P or Moody’s as the long-term counterparty credit rating of the ParentCos (or of any ParentCo incorporating the other ParentCos).
(c)Section 6.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to provide as follows:
“(d) unless previously furnished to the Administrative Agent and the Lenders by the applicable Rating Agency, the provision of a Rating by S&P or Moody’s, or any change in any such Rating (including if any of S&P or Moody’s no longer has an effective Rating) (it being understood and agreed, for the avoidance of doubt, that any such notice furnished to the Administrative Agent may be distributed to each Lender).”
(d)It is understood and agreed that (i) the Applicable Rate with respect to all interest and fees accrued through but excluding the Amendment Effective Date shall be determined in accordance with the terms of the Existing Credit Agreement without giving effect to this Agreement and (ii) the Applicable Rate with respect to all interest and fees accrued from and including the Amendment Effective Date shall be determined in accordance with the terms of the Amended Credit Agreement after giving effect to this Agreement.
SECTION 3.Representations and Warranties. Each Borrower represents and warrants to each other party hereto that this Agreement (a) has been duly authorized by all requisite partnership, limited liability company or corporate and, if required, partner, member or stockholder action of such Borrower, (b) has been duly executed and delivered by such Borrower and (c) constitutes a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting
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creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
SECTION 4.Amendment Effective Date.    This Agreement and the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall be effective on the date hereof (the “Amendment Effective Date”); provided that the following conditions shall have been satisfied or waived as of such date:
(a)The Administrative Agent (or its counsel) shall have received from each Borrower and each Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; and
(b)The Administrative Agent shall have received a certificate dated the Amendment Effective Date and signed by a Financial Officer of the Company stating that (i) each of the representations and warranties of the Loan Parties contained herein and in the Amended Credit Agreement are true and correct (A) in the case of representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case, as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (1) in the case of the representations and warranties qualified as to materiality, in all respects and (2) otherwise, in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing at the time of the Amendment Effective Date or immediately after giving effect thereto.
SECTION 5.Effect of Amendment; Reaffirmation.
(a)Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Banks or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)Without limiting the foregoing, each Borrower (i) acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby) and (ii) reaffirms its obligations under the Existing Credit Agreement, as amended hereby.
(c)From and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended by this Agreement, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 6.Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP.
SECTION 7.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission, including the use of any Electronic Signatures (as defined in the Amended Credit Agreement), shall be effective as delivery of a manually executed counterpart of this Agreement.
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SECTION 8.Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
SECTION 9.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers.

TPG OPERATING GROUP II, L.P. By: TPG Holdings II-A, LLC, its general partner /s/ Steven Willmann Name: Steven Willmann Title: Treasurer

TPG OPERATING GROUP I, L.P.
By: TPG Holdings I-A, LLC, its general partner

/s/ Steven Willmann______
Name: Steven Willmann
Title: Treasurer

TPG OPERATING GROUP III, L.P.
By: TPG Holdings III-A, L.P., its general partner
By: TPG Holdings III-A, LLC, its general partner

/s/ Steven Willmann_______
Name: Steven Willmann
Title: Treasurer

TPG HOLDINGS II SUB, L.P.
By: TPG Operating Group II, L.P., its general partner
By: TPG Holdings II-A, LLC, its general partner

/s/ Steven Willmann_______
Name: Steven Willmann
Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Melissa Mullis
Name: Melissa Mullis
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Alexandra M. Knights
Name: Alexandra M. Knights
Title: Vice President

Citibank, N.A., as a Lender
By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ Matthew Griffith
Name: Matthew Griffith
Title: Managing Director

Wells Fargo Bank, N.A., as a Lender
By:	/s/ Nikolas Broschofsky
Name: Nikolas Broschofsky
Title: Vice President

Goldman Sachs Bank USA, as a Lender
By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

Goldman Sachs Lending Partners LLC, as a Lender
By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

Bank of China Limited, New York Branch, as a Lender
By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

BARCLAYS BANK PLC, as a Lender
By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

CREDIT SUISSE AG, New York Branch, as a Lender
By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Annie Chung
Name: Annie Chung
Title: Director

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ David White
Name: David White
Title: Authorized Signatory

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ Glenn Autorino
Name: Glenn Autorino
Title: Managing Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:	/s/ Tyrone Nicholson
Name: Tyrone Nicholson
Title: Authorized Signatory

UBS AG, Stamford Branch, as a Lender
By:	/s/ Dionne Robinson
Name: Dionne Robinson
Title: Associate Director

By:	/s/ Danielle Calo
Name: Danielle Calo
Title: Director